Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                                                    30
         Beginning Principal Receivables Balance                                                               1,626,009,048.40
         Beginning Special Funding Account Balance                                                                         0.00
         Beginning Principal Receivables + SFA Balance                                                         1,626,009,048.40
         Beginning Finance Charge Receivables                                                                     50,963,000.59
         Beginning Total Receivables                                                                           1,676,972,049.00
         Special Funding Account Earnings                                                                                  0.00
         Finance Charge Collections                                                                               31,897,116.15
         Interest/Fee Reversals (Wachovia accounts only)                                                             -50,965.01
         Interchange Collections                                                                                   2,365,325.59
         Collection Account Investment Proceeds                                                                            0.00
         Recoveries treated as Finance Charge Collections                                                                  0.00
         Total Finance Charge Receivables Collections                                                             34,211,476.73
         Principal Receivables Collections                                                                       218,816,828.49
         Recoveries treated as Principal Collections                                                               1,243,271.19
         Total Principal Receivables Collections                                                                 220,060,099.68
         Monthly Payment Rate (Principal plus Interest divided by Prin.Rec. @ End of Addition/Removal Day)               11.82%
         Defaulted Amount (Net of Recoveries)                                                                     13,425,606.67
         Additional Defaults due to change in charge-off policy                                                      549,094.37
         Annualized Default Rate                                                                                          7.91%
         Trust Portfolio Yield                                                                                           19.36%
         Aggregate Account Addition or Removal (Y/N)?                                                                         Y
         Date of Addition/Removal                                                                                    06/01/2000
         Principal Receivables at the end of the day of Addition/Removal                                       2,121,043,126.29
         SFA Balance at the end of the day of Addition/Removal                                                             0.00
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                         2,121,043,126.29
         Ending Principal Receivables Balance                                                                  2,073,819,571.77
         Ending Special Funding Account (SFA) Balance                                                                      0.00
         Ending Principal Receivables + SFA Balance                                                            2,073,819,571.77
         Ending Finance Charge Receivables                                                                        56,605,897.83
         Ending Total Receivables                                                                              2,130,425,469.60
         Required Minimum Principal Balance                                                                    1,603,768,077.85

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                  Total                  1998-2                  1998-3
         Group                                                                              1                      1
         Class A Beginning Invested Amount                      1,056,000,000.00          528,000,000.00         528,000,000.00
         Class B Beginning Invested Amount                        226,000,000.00          113,000,000.00         113,000,000.00
         Collateral Beginning Invested Amount                     134,000,000.00           67,000,000.00          67,000,000.00
         Class D Beginning Invested Amount                         82,848,670.88           41,424,335.44          41,424,335.44
         Total Beginning Invested Amount                        1,498,848,670.88          749,424,335.44         749,424,335.44
         Required Transferor Amount                               104,919,406.96           52,459,703.48          52,459,703.48
         Invested Amount + Req Transf Amount                    1,603,768,077.85          801,884,038.92         801,884,038.92
         Series Allocation Percentage                                    100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections               34,211,476.73           17,105,738.37          17,105,738.37
         Series Allocable Principal Collections                   220,060,099.68          110,030,049.84         110,030,049.84
         Series Allocable Defaulted Amounts                        13,425,606.67            6,712,803.34           6,712,803.34
         Series Alloc Addtl Defaults due to change in c/o policy      549,094.37              274,547.18             274,547.18
         Series Allocable Servicing Fee                             2,498,504.69            1,248,504.69           1,250,000.00
         In Revolving Period?                                                                          Y                      Y
         Available for Principal Sharing Series                   165,464,665.02           82,693,035.09          82,771,629.94
         Principal Shortfall                                                0.00                    0.00                   0.00
         Allocation of Shared Principal Collections                         0.00                    0.00                   0.00
         Available for Excess Allocation Series                             0.00                    0.00                   0.00
         Finance Charge Shortfall                                  17,019,650.72           12,328,557.28           4,691,093.44
         Allocation of Excess Finance Charge Collections                    0.00                    0.00                   0.00

B. Series Allocations
         Amounts Due                                                                     1998-2                  1998-3
                             Transferor's Percentage                                              29.33%                 29.33%
                             Principal Allocation Percentage                                      70.67%                 70.67%
                             Floating Allocation Percentage                                       70.67%                 70.67%
                             Class A Certificate Rate                                            6.7513%                6.7813%
                             Class B Certificate Rate                                            6.9613%                7.0113%
                             CIA Certificate Rate                                                7.5263%                7.6263%
                             CIA Secured Loan Spread Rate                                        7.2763%                7.3763%
                             Class D Certificate Rate                                            0.0000%                0.0000%
                             Class A Interest                                               3,168,586.67           3,182,666.67
                             Class B Interest                                                 699,218.89             704,241.11
                             Collateral Monthly Interest                                      448,230.00             454,185.56
                             Class D Interest                                                       0.00                   0.00
                             Investor Monthly Interest                                      4,316,035.56           4,341,093.34
                             Investor Default Amount (Net of Recoveries)                    5,018,192.53           5,018,192.53
                             Interchange Collections                                          835,736.22             835,736.22
                             0.75% of Interchange                                             468,390.21             468,390.21
                             Servicer Interchange                                             468,390.21             468,390.21
                             Monthly Servicing Fee (Before Adjustments)                     1,248,504.69           1,250,000.00
                                 Interchange Adjustment                                             0.00                   0.00
                                 SFA Adjustment                                                     0.00                   0.00
                                 Previous Period Adjustment                                      -959.44                -959.44
                             Total Monthly Servicing Fee (After all adjustments)            1,247,545.25           1,249,040.56

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                 Group I                 1998-2                  1998-3
         Beginning Invested Amount (Month)                      1,498,848,670.88          749,424,335.44         749,424,335.44
         Finance Charge Collections                                24,175,758.52           12,087,879.26          12,087,879.26
         Investor Monthly Interest                                  8,657,128.89            4,316,035.56           4,341,093.34
         Investor Default Amount                                   10,036,385.06            5,018,192.53           5,018,192.53
         Monthly Servicing Fee                                      2,496,585.81            1,247,545.25           1,249,040.56
         Additional Amounts                                                 0.00                    0.00                   0.00
         Total Amount Due                                          21,190,099.76           10,581,773.34          10,608,326.43
         Group Excess?                                              Y
         Amount per 4.10(A)                                                                 4,316,035.56           4,341,093.34
         Amount per 4.10(B)           used in a                                             5,018,192.53           5,018,192.53
         Amount per 4.10(C)    shortfall scenario only                                      1,247,545.25           1,249,040.56
         Amount per 4.10(D)                                                                         0.00                   0.00
         Redirected Finance Charge Collections                     24,175,758.52           12,074,602.71          12,101,155.80
         Amount of funds redistributed per 4.10                                               -13,276.55              13,276.55

D. Trust Performance
         30-59 Days Delinquent                                                             33,817,367.88
         60-89 Days Delinquent                                                             22,187,425.10
         90+ Days Delinquent                                                               44,110,855.26
         Total 30+ Days Delinquent                                                        100,115,648.24

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer

         By: Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                        15-Jun-00
Current Payment Date                     17-Jul-00
Actual / 360 Days                           32                      32                     32                 32
30 / 360 Days                               32                      32                     32                 32
Fixed / Floating                          Floating               Floating               Floating           Floating

                                                          Class A             Class B       Collateral Invested    Class D
                                                                                                   Amount
Certificate Rate                                         6.75125%             6.96125%            7.52625%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                                    7.27625%
Initial Balance                                    528,000,000.00       113,000,000.00       67,000,000.00    42,000,000.00
Required Transferor Amount
Total Initial Amount

Beginning Outstanding Amount (Distribution)        528,000,000.00       113,000,000.00       67,000,000.00    41,102,813.66
Ending Outstanding Amount (Distribution)           528,000,000.00       113,000,000.00       67,000,000.00    41,024,218.81

Beginning Invested Amount (Distribution)           528,000,000.00       113,000,000.00       67,000,000.00    41,102,619.66
Ending Invested Amount (Distribution)              528,000,000.00       113,000,000.00       67,000,000.00    41,024,218.81

Beginning Adjusted Invested Amount (Distribution)  528,000,000.00       113,000,000.00       67,000,000.00    41,102,813.66
Ending Adjusted Invested Amount (Distribution)     528,000,000.00       113,000,000.00       67,000,000.00    41,024,218.81


Beginning Invested Amount (Month)                  528,000,000.00       113,000,000.00       67,000,000.00    41,424,335.44
Ending Invested Amount (Month)                     528,000,000.00       113,000,000.00       67,000,000.00    41,102,813.66

Beginning Adjusted Invested Amount (Month)         528,000,000.00       113,000,000.00       67,000,000.00    41,424,335.44
Ending Adjusted Invested Amount (Month)            528,000,000.00       113,000,000.00       67,000,000.00    41,102,813.66

Principal Allocation Percentage                            70.45%               15.08%               8.94%            5.53%
Floating Allocation Percentage                             70.45%               15.08%               8.94%            5.53%
Principal Collections                               54,780,466.83        11,723,849.91        6,951,309.24     4,297,811.43
Redirected Finance Charge Collections                8,507,049.92         1,820,637.58        1,079,493.08       667,422.14
Reserve Account Proceeds not Retained                        0.00                 0.00                0.00             0.00
Redirected Finance Charge plus  & Reserve Int.       8,507,049.92         1,820,637.58        1,079,493.08       667,422.14
Monthly Interest                                     3,168,586.67           699,218.89          448,230.00             0.00
Investor Default Amount (Net)                        3,535,521.24           756,655.11          448,636.22       277,379.96
Monthly Servicing Fee                                  878,946.49           188,107.87          111,532.98        68,957.91
Total Due                                            7,583,054.40         1,643,981.87        1,008,399.20       346,337.86

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases
Series Adjusted Portfolio Yield
Base Rate

                                                                                                  Total
Certificate Rate
Secured Loan Spread Rate (Applies to CIA only)
Initial Balance                                                                            750,000,000.00
Required Transferor Amount                                                                  52,500,000.00
Total Initial Amount                                                                       802,500,000.00

Beginning Outstanding Amount (Distribution)                                                749,102,813.66
Ending Outstanding Amount (Distribution)                                                   749,024,218.81

Beginning Invested Amount (Distribution)                                                   749,102,813.66
Ending Invested Amount (Distribution)                                                      749,024,218.81

Beginning Adjusted Invested Amount (Distribution)                                          749,102,813.66
Ending Adjusted Invested Amount (Distribution)                                             749,024,218.81


Beginning Invested Amount (Month)                                                          749,424,335.44
Ending Invested Amount (Month)                                                             749,102,813.66

Beginning Adjusted Invested Amount (Month)                                                 749,424,335.44
Ending Adjusted Invested Amount (Month)                                                    749,102,813.66

Principal Allocation Percentage                                                                   100.00%
Floating Allocation Percentage                                                                    100.00%
Principal Collections                                                                       77,753,437.41
Redirected Finance Charge Collections                                                       12,074,602.71
Reserve Account Proceeds not Retained                                                                0.00
Redirected Finance Charge plus  & Reserve Int.                                              12,074,602.71
Monthly Interest                                                                             4,316,035.56
Investor Default Amount (Net)                                                                5,018,192.53
Monthly Servicing Fee                                                                        1,247,545.25
Total Due                                                                                   10,581,773.34

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases   12,074,602.71
Series Adjusted Portfolio Yield                                                                     11.30%
Base Rate                                                                                            8.48%

                    Partners First Credit Card Master Trust
                                 Series 1998-2

Series Parameters
                            Revolving Period (Y/N)                                                       Y
                            Accumulation Period (Y/N)                                                    N
                            Early Amortization (Y/N)                                                     N
                            Controlled Accumulation Period                                             6.00
                            FNBA is Servicer                                                             Y
                            Paydown Excess CIA (Y/N)                                                     Y
                            Paydown Excess Class D (Y/N)                                                 Y
                            Controlled Accumulation Amount                                             106,833,333.33
                            Controlled Deposit Amount                                                  106,833,333.33
                            Ending Controlled Deposit Amount Shortfalll                                          0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                          0.00
                            Principal Funding Account Deposit                                                    0.00
                            Principal Funding Account Withdrawal                                                 0.00
                            Ending Principal Funding Account Balance                                             0.00
                            Principal Funding Investment Proceeds                                                0.00

                            Yield Supplement Account Beginning Balance                                           0.00
                            Yield Supplement Account Release                                                     0.00
                            Yield Supplement Account Ending Balance                                              0.00

                            Reserve Account Beginning Balance                                            1,625,022.19
                            Required Reserve Account Amount                                              3,205,000.00
                            Available Reserve Account Amount                                             1,625,022.19
                            Interest Retained in Reserve Account                                             8,553.58
                            Funds Deposited into Reserve Account (out of Excess Spread)                  1,571,424.23
                            Ending Reserve Account Balance                                               3,205,000.00
                            Covered Amount                                                                       0.00
                            Reserve Draw Amount                                                                  0.00


C. Certificate Balances and Distrubutions
                                              Class A               Class B           CIA               Class D            Total
        Beginning Balance                 528,000,000.00        113,000,000.00     67,000,000.00    41,424,335.44    749,424,335.44
        Interest Distributions              3,168,586.67            699,218.89        448,230.00             0.00      4,316,035.56
        PFA Deposits                                0.00                                                                       0.00
        Principal Distributions                     0.00                  0.00              0.00             0.00              0.00
        Total Distributions                 3,168,586.67            699,218.89        448,230.00             0.00      4,316,035.56
        Ending Certificate Balance        528,000,000.00        113,000,000.00     67,000,000.00    41,102,813.66    749,102,813.66
        Pool Factor                               100.00%               100.00%           100.00%           99.22%
        Total Distribution Per $1,000             6.0011                6.1878            6.6900           0.0000
        Interest Distribution Per $1,000          6.0011                6.1878            6.6900           0.0000
        Principal Distribution Per $1,000         0.0000                0.0000            0.0000           0.0000

                    Partners First Credit Card Master Trust
                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                        3,168,586.67
                          2 Amount of the distribution in respect of Class A Monthly Interest:                       3,168,586.67
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                   0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                            0.00
                          5 Amount of the distribution in respect of Class A Principal:                                      0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                                    0.00
                          2 Amount of Class A Investor Charge-Offs                                                           0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                              0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                     0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                           0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                      699,218.89
                          2 Amount of the distribution in respect of Class B monthly interest:                         699,218.89
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:                   0.00
                          4 Amount of the distribution in respect of Class B additional interest:                            0.00
                          5 Amount of the distribution in respect of Class B principal:                                      0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                              0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                             0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                        0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                      0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                                   0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                1 Total amount distributed to the Collateral Interest Holder:                                             448,230.00
                2 Amount distributed in respect of Collateral Monthly Interest:                                           448,230.00
                3 Amount distributed in respect of Collateral Additional Interest:                                              0.00
                4 The amount distributed to the Collateral Interest Holder in respect                                           0.00
                  of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                1 The amount of reductions in the Collateral Invested Amount.                                                   0.00
                2 The total amount reimbursed in respect of such reductions in the                                              0.00
                  Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                1 Finance Charge Collections Allocated to Series 1998-2 (including YSA, Reserve Draw and PFA Proceeds) 12,074,602.71
                2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                 13,050,383.90
                3 Spread Account Requirement per Loan Agreement                                                        11,352,776.09
                4 Finance Charge Shortfall                                                                             12,328,557.28
                5 Available for Other Excess Allocation Series                                                                  0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                 Available                 Due            Paid           Shortfall
                1 Allocated Class A Available Funds            8,507,049.92
                  a Reserve Account Release                            0.00
                  b PFA Investment Earnings                            0.00
                  c Class A Available Funds                    8,507,049.92

                2 Class A Available Funds                      8,507,049.92
                  a Class A Monthly Interest                                          3,168,586.67     3,168,586.67        0.00
                  b Class A Servicing Fee                                               878,946.49       878,946.49        0.00
                  c Class A Investor Default Amount                                   3,535,521.24     3,535,521.24        0.00
                  d Class A Excess                               923,995.52

                3 Class B Available Funds                      1,820,637.58
                  a Class B Monthly Interest                                            699,218.89       699,218.89        0.00
                  b Class B Servicing Fee                                               188,107.87       188,107.87        0.00
                  c Class B Excess                               933,310.82

                4 Collateral Available Funds                   1,079,493.08
                  a Collateral Servicing Fee                                            111,532.98       111,532.98        0.00
                  b Collateral Excess                            967,960.09

                5 Class D Available Funds                        667,422.14
                  a Class D Servicing Fee                                                68,957.91        68,957.91        0.00
                  b Class D Excess                               598,464.23

                6 Total Excess Spread                          3,423,730.67

                    Partners First Credit Card Master Trust
                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                             Available                      Due              Paid
           1 Available Excess Spread                                        3,423,730.67
           2 Excess Fin Charge Coll                                                 0.00
                  from Other Series
           3 Available Funds                                                3,423,730.67
           4 Class A Required Amount
             a Interest                                                                                     0.00             0.00
             b Servicing Fee                                                                                0.00             0.00
             c Defaults                                                                                     0.00             0.00
           5 Class A Charge Offs not Previously Reimbursed                                                  0.00             0.00
          6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
             a Interest                                                                                     0.00             0.00
             b Servicing Fee                                                                                0.00             0.00
          6b Class B Default Amount                                                                   756,655.11       756,655.11
           7 Reductions in Class B not previously reimbursed                                                0.00             0.00
           8 Monthly Servicing Fee Shortfalls                                                               0.00             0.00
           9 Collateral Monthly Interest                                                              448,230.00       448,230.00
          10 Collateral Default Amount                                                                448,636.22       448,636.22
          11 Reductions in CIA not previously reimbursed                                                    0.00             0.00
          12 Reserve Account Deposit                                                                1,571,424.23     1,571,424.23
          13 Class D Monthly Interest                                                                       0.00             0.00
          14 Class D Default Amount                                                                   277,379.96       198,785.11
          15 Reductions in Class D not previously reimbursed                                          897,186.34             0.00
          16 Other CIA Amounts Owed                                                                11,352,776.09             0.00
          17 Excess Fin Coll for Other Series                                                               0.00             0.00
          18 Excess Spread (after reallocation)                               -78,594.85
          19 Writedowns
                                                                      Total               Redirected Principal      Charge-Offs
                              a Class A                                             0.00                    0.00             0.00
                                in respect of A                                                                              0.00
                              b Class B                                             0.00                    0.00             0.00
                                in respect of A                                                                              0.00
                                in respect of B                                                                              0.00
                              c CIA                                                 0.00                    0.00             0.00
                                in respect of A                                                                              0.00
                                in respect of B                                                                              0.00
                                in respect of CIA                                                                            0.00
                              d Class D                                        78,594.85                    0.00        78,594.85
                                in respect of A                                                                              0.00
                                in respect of B                                                                              0.00
                                in respect of CIA                                                                            0.00
                                in respect of D                                                                         78,594.85

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                                 Shortfall
           1 Available Excess Spread
           2 Excess Fin Charge Coll
                  from Other Series
           3 Available Funds
           4 Class A Required Amount
             a Interest                                                             0.00
             b Servicing Fee                                                        0.00
             c Defaults                                                             0.00
           5 Class A Charge Offs not Previously Reimbursed                          0.00
          6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
             a Interest                                                             0.00
             b Servicing Fee                                                        0.00
          6b Class B Default Amount                                                 0.00
           7 Reductions in Class B not previously reimbursed                        0.00
           8 Monthly Servicing Fee Shortfalls                                       0.00
           9 Collateral Monthly Interest                                            0.00
          10 Collateral Default Amount                                              0.00
          11 Reductions in CIA not previously reimbursed                            0.00
          12 Reserve Account Deposit                                                0.00
          13 Class D Monthly Interest                                               0.00
          14 Class D Default Amount                                            78,594.85
          15 Reductions in Class D not previously reimbursed                  897,186.34
          16 Other CIA Amounts Owed                                        11,352,776.09
          17 Excess Fin Coll for Other Series                                       0.00
          18 Excess Spread (after reallocation)
          19 Writedowns

M. Application of Redirected Principal Collections
                                                                                               Available                      Due
                          1 Redirected Principal Collections                                  22,972,970.57
                          2 Class A Required Amount
                            a Interest                                                                                         0.00
                            b Servicing Fee                                                                                    0.00
                            c Defaults                                                                                         0.00
                          3 Class B Required Amount
                            a Interest                                                                                         0.00
                            b Servicing Fee                                                                                    0.00
                            c Defaults                                                                                         0.00
                          4 Collateral Required Amount
                            a Interest                                                                                         0.00
                            b Servicing Fee                                                                                    0.00
                            c Defaults                                                                                         0.00
                          5 Available for Available Principal Collections                     22,972,970.57

N.  Principal Shortfall Amount/Shared Principal Collections
                          1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections               77,753,437.41
                          2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                       4,939,597.68
                          3 Full amount required to be distributed pursuant to Section 4.5                                     0.00
                          4 Principal required to fund the Required Amount per Section 4.8                                     0.00
                          5 Principal Shortfall                                                                                0.00
                          6 Available for Shared Principal Collections                                                82,693,035.09


M. Application of Redirected Principal Collections
                                                                                                Paid           Shortfall
                          1 Redirected Principal Collections
                          2 Class A Required Amount
                            a Interest                                                           0.00             0.00
                            b Servicing Fee                                                      0.00             0.00
                            c Defaults                                                           0.00             0.00
                          3 Class B Required Amount
                            a Interest                                                           0.00             0.00
                            b Servicing Fee                                                      0.00             0.00
                            c Defaults                                                           0.00             0.00
                          4 Collateral Required Amount
                            a Interest                                                           0.00             0.00
                            b Servicing Fee                                                      0.00             0.00
                            c Defaults                                                           0.00             0.00
                          5 Available for Available Principal Collections

N.  Principal Shortfall Amount/Shared Principal Collections
                          1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections               77,753,437.41
                          2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                       4,939,597.68
                          3 Full amount required to be distributed pursuant to Section 4.5                                     0.00
                          4 Principal required to fund the Required Amount per Section 4.8                                     0.00
                          5 Principal Shortfall                                                                                0.00
                          6 Available for Shared Principal Collections                                                82,693,035.09

                    Partners First Credit Card Master Trust
                                 Series 1998-2

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                              82,693,035.09
                          2 Principal Collections allocation to other Principal Sharing Series                                 0.00
                          3 Available Principal Collections (after Sharing)                                           82,693,035.09

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                           82,693,035.09

                          2 Collateral Invested Amount                                                                67,000,000.00
                          3 Required Collateral Invested Amount                                                       67,000,000.00
                          4 Amount used to pay Excess CIA                                                                      0.00

                          5 Available Principal Collections                                                           82,693,035.09
                          6 Class D                                                                                   41,102,813.66
                          7 Required Class D                                                                          42,000,000.00
                          8 Amount used to pay Excess Class D                                                                  0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                                    0.00
                          2 Controlled Deposit Amount                                                                          0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                      641,000,000.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                                0.00
                          5 Required Enhancement Amount                                                                $108,608,512

                          6 Remaining Principal Collections Available                                                          0.00
                          7 Remaining Collateral Invested Amount                                                      67,000,000.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (minimum of items a & b below)               0.00
                                             a Excess of CIA and Class D over Required Enhancement Amount                      0.00
                                             b Excess of Available Principal Collections over PFA deposit                      0.00

                          9 Remaining Principal Collections Available                                                          0.00
                         10 Remaining Class D Amount                                                                  41,024,218.81
                         11 Principal Paid to Class D                                                                          0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2

R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                           0.00
                                             a Remaining Class A Adjusted Invested Amount                   528,000,000.00
                                             b Principal Paid to Class A - Current Period's Collections               0.00
                                             c Principal Paid to Class A - PFA per 5.1                                0.00
                                             d Total Principal Paid to Class A                                        0.00

                          2 Remaining Principal Collections Available                                                 0.00
                                             a Remaining Class B Adjusted Invested Amount                   113,000,000.00
                                             b Principal Paid to Class B - Current Period's Collections               0.00
                                             c Principal Paid to Class B - PFA per 5.1                                0.00
                                             d Total Principal Paid to Class B                                        0.00

                          3 Remaining Principal Collections Available                                                 0.00
                                             a Remaining Collateral Invested Amount                          67,000,000.00
                                             b Principal Paid to CIA                                                  0.00

                          4 Remaining Principal Collections Available                                                 0.00
                                             a Remaining Class D Amount                                      41,024,218.81
                                             b Principal Paid to Class D                                              0.00

S. Yield and Base Rate

                          1 Base Rate
                                             a Current Monthly Period                                                8.48%
                                             b Prior Monthly Period                                                  8.36%
                                             c Second Prior Monthly Period                                           7.98%

                            Three Month Average Base Rate                                                                      8.27%

                          2 Series Adjusted Portfolio Yield
                                             a Current Monthly Period                                               11.30%
                                             b Prior Monthly Period                                                 10.65%
                                             c Second Prior Monthly Period                                           6.66%

                            Three Month Average Series Adjusted Portfolio Yield                                                9.54%

                          3 Excess Spread
                                             a Current Monthly Period                                                2.82%
                                             b Prior Monthly Period                                                  2.29%
                                             c Second Prior Monthly Period                                          -1.32%

                            Three Month Average Excess Spread                                                                  1.26%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                        15-Jun-00
Current Payment Date                     17-Jul-00
Actual / 360 Days                           32                 32               32              32
30 / 360 Days                               32                 32               32              32
Fixed / Floating                         Floating           Floating         Floating        Floating


                                                           Class A                  Class B      Collateral Invested    Class D
                                                                                                        Amount
Certificate Rate                                           6.78125%                 7.01125%           7.62625%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                                         7.37625%
Initial Balance                                      528,000,000.00           113,000,000.00      67,000,000.00    42,000,000.00
Required Transferor Amount
Total Initial Amount

Beginning Outstanding Amount (Distribution)          528,000,000.00           113,000,000.00      67,000,000.00    42,000,000.00
Ending Outstanding Amount (Distribution)             528,000,000.00           113,000,000.00      67,000,000.00    42,000,000.00

Beginning Invested Amount (Distribution)             528,000,000.00           113,000,000.00      67,000,000.00    42,000,000.00
Ending Invested Amount (Distribution)                528,000,000.00           113,000,000.00      67,000,000.00    42,000,000.00

Beginning Adjusted Invested Amount (Distribution)    528,000,000.00           113,000,000.00      67,000,000.00    42,000,000.00
Ending Adjusted Invested Amount (Distribution)       528,000,000.00           113,000,000.00      67,000,000.00    42,000,000.00


Beginning Invested Amount (Month)                    528,000,000.00           113,000,000.00      67,000,000.00    41,424,335.44
Ending Invested Amount (Month)                       528,000,000.00           113,000,000.00      67,000,000.00    42,000,000.00

Beginning Adjusted Invested Amount (Month)           528,000,000.00           113,000,000.00      67,000,000.00    41,424,335.44
Ending Adjusted Invested Amount (Month)              528,000,000.00           113,000,000.00      67,000,000.00    42,000,000.00

Principal Allocation Percentage                              70.45%                   15.08%              8.94%            5.53%
Floating Allocation Percentage                               70.45%                   15.08%              8.94%            5.53%
Principal Collections                                 54,780,466.83            11,723,849.91       6,951,309.24     4,297,811.43
Redirected Finance Charge Collections                  8,525,757.66             1,824,641.32       1,081,866.98       668,889.86
Reserve Account Proceeds not Retained                          0.00                     0.00               0.00             0.00
Redirected Finance Charge plus Reserve Int.            8,525,757.66             1,824,641.32       1,081,866.98       668,889.86
Monthly Interest                                       3,182,666.67               704,241.11         454,185.56             0.00
Investor Default Amount (Net)                          3,535,521.24               756,655.11         448,636.22       277,379.96
Monthly Servicing Fee                                    880,000.00               188,333.33         111,666.67        69,040.56
Total Due                                              7,598,187.91             1,649,229.56       1,014,488.44       346,420.52

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases
Series Adjusted Portfolio Yield
Base Rate


                                                                                                          Total

Certificate Rate
Secured Loan Spread Rate (Applies to CIA only)
Initial Balance                                                                                     750,000,000.00
Required Transferor Amount                                                                           52,500,000.00
Total Initial Amount                                                                                802,500,000.00

Beginning Outstanding Amount (Distribution)                                                         750,000,000.00
Ending Outstanding Amount (Distribution)                                                            750,000,000.00

Beginning Invested Amount (Distribution)                                                            750,000,000.00
Ending Invested Amount (Distribution)                                                               750,000,000.00

Beginning Adjusted Invested Amount (Distribution)                                                   750,000,000.00
Ending Adjusted Invested Amount (Distribution)                                                      750,000,000.00


Beginning Invested Amount (Month)                                                                   749,424,335.44
Ending Invested Amount (Month)                                                                      750,000,000.00

Beginning Adjusted Invested Amount (Month)                                                          749,424,335.44
Ending Adjusted Invested Amount (Month)                                                             750,000,000.00

Principal Allocation Percentage                                                                            100.00%
Floating Allocation Percentage                                                                             100.00%
Principal Collections                                                                                77,753,437.41
Redirected Finance Charge Collections                                                                12,101,155.80
Reserve Account Proceeds not Retained                                                                         0.00
Redirected Finance Charge plus Reserve Int.                                                          12,101,155.80
Monthly Interest                                                                                      4,341,093.34
Investor Default Amount (Net)                                                                         5,018,192.53
Monthly Servicing Fee                                                                                 1,249,040.56
Total Due                                                                                            10,608,326.43

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases            12,101,155.80
Series Adjusted Portfolio Yield                                                                             11.34%
Base Rate                                                                                                    8.51%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
                         Revolving Period (Y/N)                                                           Y
                         Accumulation Period (Y/N)                                                        N
                         Early Amortization (Y/N)                                                         N
                         Controlled Accumulation Period                                                 12.00
                         FNBA is Servicer                                                                 Y
                         Paydown Excess CIA (Y/N)                                                         Y
                         Paydown Excess Class D (Y/N)                                                     Y
                         Controlled Accumulation Amount                                                   53,416,666.67
                         Controlled Deposit Amount                                                        53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                               0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                               0.00
                         Principal Funding Account Deposit                                                         0.00
                         Principal Funding Account Withdrawal                                                      0.00
                         Ending Principal Funding Account Balance                                                  0.00
                         Principal Funding Investment Proceeds                                                     0.00

                         Yield Supplement Account Beginning Balance                                                0.00
                         Yield Supplement Account Release                                                          0.00
                         Yield Supplement Account Ending Balance                                                   0.00

                         Reserve Account Beginning Balance                                                         0.00
                         Required Reserve Account Amount                                                           0.00
                         Available Reserve Account Amount                                                          0.00
                         Interest Retained in Reserve Account                                                      0.00
                         Funds Deposited into Reserve Account (out of Excess Spread)                               0.00
                         Ending Reserve Account Balance                                                            0.00
                         Covered Amount                                                                            0.00
                         Reserve Draw Amount                                                                       0.00

C. Certificate Balances and Distrubutions
                                                    Class A            Class B           CIA            Class D            Total
             Beginning Balance                528,000,000.00     113,000,000.00     67,000,000.00   41,424,335.44    749,424,335.44
         Interest Distributions                 3,182,666.67         704,241.11        454,185.56            0.00      4,341,093.34
                  PFA Deposits                          0.00                                                                   0.00
         Principal Distributions                        0.00               0.00              0.00            0.00              0.00
           Total Distributions                  3,182,666.67         704,241.11        454,185.56            0.00      4,341,093.34
         Ending Certificate Balance           528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00    750,000,000.00
                   Pool Factor                       100.00%            100.00%           100.00%         101.39%
         Total Distribution Per $1,000                6.0278             6.2322            6.7789          0.0000
         Interest Distribution Per $1,000             6.0278             6.2322            6.7789          0.0000
         Principal Distribution Per $1,000            0.0000             0.0000            0.0000          0.0000

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:
                       1 Total amount of the distribution:                                                             3,182,666.67
                       2 Amount of the distribution in respect of Class A Monthly Interest:                            3,182,666.67
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                        0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                                 0.00
                       5 Amount of the distribution in respect of Class A Principal:                                           0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                         0.00
                       2 Amount of Class A Investor Charge-Offs                                                                0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                   0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                          0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                                0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                           704,241.11
                       2 Amount of the distribution in respect of Class B monthly interest:                              704,241.11
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                        0.00
                       4 Amount of the distribution in respect of Class B additional interest:                                 0.00
                       5 Amount of the distribution in respect of Class B principal:                                           0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                                   0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                                  0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                             0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                           0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                        0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.
           1 Total amount distributed to the Collateral Interest Holder:                                                  454,185.56
           2 Amount distributed in respect of Collateral Monthly Interest:                                                454,185.56
           3 Amount distributed in respect of Collateral Additional Interest:                                                   0.00
           4 The amount distributed to the Collateral Interest Holder in respect                                                0.00
             of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

           1 The amount of reductions in the Collateral Invested Amount.                                                        0.00
           2 The total amount reimbursed in respect of such reductions in the                                                   0.00
             Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
           1 Finance Charge Collections Allocated to Series 1998-2 (including YSA, Reserve Draw and PFA Proceeds)      12,101,155.80
           2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                      10,608,326.43
           3 Spread Account Requirement per Loan Agreement                                                              6,183,922.82
           4 Finance Charge Shortfall                                                                                   4,691,093.44
           5 Available for Other Excess Allocation Series                                                                       0.00


K. Application of Reallocated Investor Finance Charge Collections.

                                                            Available              Due             Paid               Shortfall
           1 Allocated Class A Available Funds            8,525,757.66
             a Reserve Account Release                            0.00
             b PFA Investment Earnings                            0.00
             c Class A Available Funds                    8,525,757.66

           2 Class A Available Funds                      8,525,757.66
             a Class A Monthly Interest                                        3,182,666.67     3,182,666.67              0.00
             b Class A Servicing Fee                                             880,000.00       880,000.00              0.00
             c Class A Investor Default Amount                                 3,535,521.24     3,535,521.24              0.00
             d Class A Excess                               927,569.75

           3 Class B Available Funds                      1,824,641.32
             a Class B Monthly Interest                                          704,241.11       704,241.11              0.00
             b Class B Servicing Fee                                             188,333.33       188,333.33              0.00
             c Class B Excess                               932,066.87

           4 Collateral Available Funds                   1,081,866.98
             a Collateral Servicing Fee                                          111,666.67       111,666.67              0.00
             b Collateral Excess                            970,200.31

           5 Class D Available Funds                        668,889.86
             a Class D Servicing Fee                                              69,040.56        69,040.56              0.00
             b Class D Excess                               599,849.30

           6 Total Excess Spread                          3,429,686.23

                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                         Available                      Due              Paid
     1 Available Excess Spread                                        3,429,686.23
     2 Excess Fin Charge Coll                                                 0.00
            from Other Series
     3 Available Funds                                                3,429,686.23
     4 Class A Required Amount
       a Interest                                                                                       0.00             0.00
       b Servicing Fee                                                                                  0.00             0.00
       c Defaults                                                                                       0.00             0.00
     5 Class A Charge Offs not Previously Reimbursed                                                    0.00             0.00
    6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
       a Interest                                                                                       0.00             0.00
       b Servicing Fee                                                                                  0.00             0.00
    6b Class B Default Amount                                                                     756,655.11       756,655.11
     7 Reductions in Class B not previously reimbursed                                                  0.00             0.00
     8 Monthly Servicing Fee Shortfalls                                                                 0.00             0.00
     9 Collateral Monthly Interest                                                                454,185.56       454,185.56
    10 Collateral Default Amount                                                                  448,636.22       448,636.22
    11 Reductions in CIA not previously reimbursed                                                      0.00             0.00
    12 Reserve Account Deposit                                                                          0.00             0.00
    13 Class D Monthly Interest                                                                         0.00             0.00
    14 Class D Default Amount                                                                     277,379.96       277,379.96
    15 Reductions in Class D not previously reimbursed                                                  0.00             0.00
    16 Other CIA Amounts Owed                                                                   6,183,922.82     1,492,829.38
    17 Excess Fin Coll for Other Series                                                                 0.00             0.00
    18 Excess Spread (after reallocation)                             1,492,829.38
    19 Writedowns
                                                                Total                Redirected Principal       Charge-Offs
                           a Class A                                          0.00                      0.00             0.00
                             in respect of A                                                                             0.00
                           b Class B                                          0.00                      0.00             0.00
                             in respect of A                                                                             0.00
                             in respect of B                                                                             0.00
                           c CIA                                              0.00                      0.00             0.00
                             in respect of A                                                                             0.00
                             in respect of B                                                                             0.00
                             in respect of CIA                                                                           0.00
                           d Class D                                          0.00                      0.00             0.00
                             in respect of A                                                                             0.00
                             in respect of B                                                                             0.00
                             in respect of CIA                                                                           0.00
                             in respect of D                                                                             0.00


L. Application of Excess Spread and Excess Finance Charge Collections

                                                                         Shortfall
     1 Available Excess Spread
     2 Excess Fin Charge Coll
            from Other Series
     3 Available Funds
     4 Class A Required Amount
       a Interest                                                           0.00
       b Servicing Fee                                                      0.00
       c Defaults                                                           0.00
     5 Class A Charge Offs not Previously Reimbursed                        0.00
    6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
       a Interest                                                           0.00
       b Servicing Fee                                                      0.00
    6b Class B Default Amount                                               0.00
     7 Reductions in Class B not previously reimbursed                      0.00
     8 Monthly Servicing Fee Shortfalls                                     0.00
     9 Collateral Monthly Interest                                          0.00
    10 Collateral Default Amount                                            0.00
    11 Reductions in CIA not previously reimbursed                          0.00
    12 Reserve Account Deposit                                              0.00
    13 Class D Monthly Interest                                             0.00
    14 Class D Default Amount                                               0.00
    15 Reductions in Class D not previously reimbursed                      0.00
    16 Other CIA Amounts Owed                                       4,691,093.44
    17 Excess Fin Coll for Other Series                                     0.00
    18 Excess Spread (after reallocation)
    19 Writedowns

M. Application of Redirected Principal Collections
                                                                                     Available             Due      Paid   Shortfall
            1 Redirected Principal Collections                                     22,972,970.57
            2 Class A Required Amount
              a Interest                                                                                    0.00    0.00      0.00
              b Servicing Fee                                                                               0.00    0.00      0.00
              c Defaults                                                                                    0.00    0.00      0.00
            3 Class B Required Amount
              a Interest                                                                                    0.00    0.00      0.00
              b Servicing Fee                                                                               0.00    0.00      0.00
              c Defaults                                                                                    0.00    0.00      0.00
            4 Collateral Required Amount
              a Interest                                                                                    0.00    0.00      0.00
              b Servicing Fee                                                                               0.00    0.00      0.00
              c Defaults                                                                                    0.00    0.00      0.00
            5 Available for Available Principal Collections                        22,972,970.57

N.  Principal Shortfall Amount/Shared Principal Collections
            1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections          77,753,437.41
            2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                  5,018,192.53
            3 Full amount required to be distributed pursuant to Section 4.5                                0.00
            4 Principal required to fund the Required Amount per Section 4.8                                0.00
            5 Principal Shortfall                                                                           0.00
            6 Available for Shared Principal Collections                                           82,771,629.94

                    Partners First Credit Card Master Trust
                                 Series 1998-3

O. Available Principal Collections
                       1 Available Principal Collections (per the definition thereof)                                82,771,629.94
                       2 Principal Collections allocation to other Principal Sharing Series                                   0.00
                       3 Available Principal Collections (after Sharing)                                             82,771,629.94

P. Application of Principal Collections during Revolving Period

                       1 Available Principal Collections                                                             82,771,629.94

                       2 Collateral Invested Amount                                                                  67,000,000.00
                       3 Required Collateral Invested Amount                                                         67,000,000.00
                       4 Amount used to pay Excess CIA                                                                        0.00

                       5 Available Principal Collections                                                             82,771,629.94
                       6 Class D                                                                                     42,000,000.00
                       7 Required Class D                                                                            42,000,000.00
                       8 Amount used to pay Excess Class D                                                                    0.00

Q. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                                      0.00
                       2 Controlled Deposit Amount                                                                            0.00
                       3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                        641,000,000.00
                       4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                                  0.00
                       5 Required Enhancement Amount                                                                  $108,750,000

                       6 Remaining Principal Collections Available                                                            0.00
                       7 Remaining Collateral Invested Amount                                                        67,000,000.00
                       8 Collateral Monthly Principal (Principal paid to CIA)  (minimum of items a & b below)                 0.00
                                             a Excess of CIA and Class D over Required Enhancement Amount               250,000.00
                                             b Excess of Available Principal Collections over PFA deposit                     0.00

                       9 Remaining Principal Collections Available                                                            0.00
                      10 Remaining Class D Amount                                                                    42,000,000.00
                      11 Principal Paid to Class D                                                                            0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period
                       1 Available Principal Collections                                                               0.00
                                             a Remaining Class A Adjusted Invested Amount                    528,000,000.00
                                             b Principal Paid to Class A - Current Period's Collections                0.00
                                             c Principal Paid to Class A - PFA per 5.1                                 0.00
                                             d Total Principal Paid to Class A                                         0.00

                       2 Remaining Principal Collections Available                                                     0.00
                                             a Remaining Class B Adjusted Invested Amount                    113,000,000.00
                                             b Principal Paid to Class B - Current Period's Collections                0.00
                                             c Principal Paid to Class B - PFA per 5.1                                 0.00
                                             d Total Principal Paid to Class B                                         0.00

                       3 Remaining Principal Collections Available                                                     0.00
                                             a Remaining Collateral Invested Amount                           67,000,000.00
                                             b Principal Paid to CIA                                                   0.00

                       4 Remaining Principal Collections Available                                                     0.00
                                             a Remaining Class D Amount                                       42,000,000.00
                                             b Principal Paid to Class D                                               0.00

S. Yield and Base Rate

                       1 Base Rate
                                             a Current Monthly Period                                                 8.51%
                                             b Prior Monthly Period                                                   8.40%
                                             c Second Prior Monthly Period                                            8.02%

                         Three Month Average Base Rate                                                                         8.31%

                       2 Series Adjusted Portfolio Yield
                                             a Current Monthly Period                                                11.34%
                                             b Prior Monthly Period                                                  10.69%
                                             c Second Prior Monthly Period                                            6.70%

                         Three Month Average Series Adjusted Portfolio Yield                                                   9.58%

                       3 Excess Spread
                                             a Current Monthly Period                                                 2.83%
                                             b Prior Monthly Period                                                   2.29%
                                             c Second Prior Monthly Period                                           -1.32%

                         Three Month Average Excess Spread                                                                     1.27%